SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 22, 1998



                           TOTAL RESEARCH CORPORATION
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             (Exact name of registrant as specified in its charter)



            Delaware                    0-15692           22-2072212
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(State or other jurisdiction        (Commission        (IRS Employer
   of incorporation)                File Number)     Identification No.)



       Princeton Corporate Center
       5 Independence Way, CN 5305
       Princeton, New Jersey                              08543
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (609) 520-9100
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events.
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The date of the  Registrant's  Annual Meeting of  Stockholders  has been changed from November 18, 1998 to December 14, 1998. The record date for such meeting has been changed to November 6, 1998.



                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOTAL RESEARCH CORPORATION



Date:  October 22, 1998              By:/s/Richard G. Morrow, Jr.
                                        ----------------------------------------
                                        Richard G. Morrow, Jr.
                                        Vice President, Controller and Secretary



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